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                                                                    EXHIBIT 10.1

                               NETCOMMERCE, INC
                             A Nevada Corporation

                    WAIVER OF NOTICE AND CONSENT TO ACTION
                      BY THE DIRECTORS WITHOUT A MEETING

     Waiving notice of, and in lieu of holding a special meeting (and as permitted by Nevada law and by the Corporation's Bylaws), the undersigned Director of NetCommerce, Inc. ("NEET" or the "Corporation"), a Nevada corporation, does hereby consent to and adopt the following resolutions:

     RESOLVED, that in exchange for funds and stock provided by the following list of individuals and corporations, the Board of Directors hereby authorizes the Corporation to issue the required number of shares of its common stock under the registration statement filed with the SEC,

     RESOLVED FURTHER, that the Company has authorized the issuance of 1,500,000, shares issued to Mr. Jonathan Small for the corresponding agreements to be included in the registration statement filed with the SEC. This is in addition to 1,000,000 shares each to Mark Lindberg, Donald W. Prosser, Victor Terranova, Donald Hejmanowski, Leon Bryant, Paul Healey, and Peter Knight. All corresponding agreements authorizing the issuance of the attached shares will be filed in the corporate book, and,

     RESOLVED FURTHER, that the execution by any corporation officer of the documents related to the transaction contemplated by these resolutions is and shall be enforceable and a binding act and obligation of the Corporation, without the necessity of the signature or attestation of any other officer of the Corporation or the affixing of the corporate seal; and;

     RESOLVED FURTHER, that all acts, transactions or agreements undertaken prior to the date of this Consent to Action of the Board of Directors of the Corporation in connection with the foregoing matters are hereby ratified, confirmed and adopted by the Corporation; and;

     RESOLVED FURTHER, that the President and Secretary of this Corporation are hereby authorized and directed to execute and deliver any instrument or instruments and to do all things that may effectuate the transactions hereby authorized, and the issuance of the shares of stock in consideration therefore, for the purpose hereinbefore mentioned, in accordance with these resolutions, and they are hereby authorized to carry out these resolutions in such manner as to them may seem to be in the best interests of this Corporation, and to do all things necessary or incident to the carrying out of these resolutions; and;

     RESOLVED FURTHER, that the officers of this Corporation are hereby authorized and directed to take all action deemed by them necessary and proper to effect the issuance of the Corporation's common stock as required pursuant to these resolutions, and further that the officers of the Corporation are hereby authorized and directed to deliver or cause to be delivered such certificates of stock. The Secretary is hereby authorized and directed to attest to the same and to instruct the Corporation's transfer agent to issue such shares at the times hereinbefore mentioned; and;

     RESOLVED FURTHER, that the Secretary or Assistant Secretary of the Corporation is hereby authorized and directed to certify these resolutions as required.
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     I further certify that these resolutions are within the power of the Board of Directors to pass as provided for in its Articles of Incorporation and By-laws.

     I further certify that no action has been taken to rescind or amend said resolutions and that the same are now in full force and effect.

     IN WITNESS WHEREOF, I have hereunto affixed my hand this 14th day of February, 2001.



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                                    Mark Lindberg, President



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                                    Donald W. Prosser, CFO/Secretary